SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 16, 2003
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-50066                           48-1175170
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
        of incorporation)                                    Identification No.)


610 Alamo Pintado Road, Solvang, California                                93463
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

Table of Contents
Item 7.  Financial Statement Pro Forma Financial Information and Exhibits
Item 9.  Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

             Exhibit 99.1      Press Release dated October 16, 2003


Item 9.      Regulation FD Disclosure

             On October 16, 2003, Harrington West Financial Group, Inc. announced by press release its earnings for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           HARRINGTON WEST FINANCIAL GROUP, INC.


                           By: /s/ Craig J. Cerny
                               ------------------------------------
                               Craig J. Cerny
                               Chairman of the Board and Chief Executive Officer


Date:  October 16, 2003.